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                       NationsBanc Montgomery Securities

                     NationsBanc Montgomery Securities LLC
                                                                     NationsBank

                   Bank of America Mortgage Securities, Inc.
                                 BOAMS 1999-6
                       15 Year Jumbo Fixed Rate Product
                            Collateral Description

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
Product                                 Jumbo 15 Year Fixed
Amount                                          300,000,000 +/-5%
Settle                                        June 30, 1999
Gross WAC                                            6.800% +/-15bps
WAC Range                         Range (less than) 200 bps
Servicing Fee                                        25 bps
WAM                                                     178 +/-2 mos
Weighted Average LTV                  (less than or)=64.00%
LTV>80% and (less than) 90.01%            (less than) 5.00%
LTV>90%                                   (less than) 2.00%
Maximum Loan Amount                              $1,000,000
Average Loan Balance                               $370,000 +/- $20,000

Occupancy                    (more than) 90% Owner Occupied
                                    (more than) 95% Primary
                                   (less than) 4% Secondary
                                    (less than) 2% Investor

Delinquency                                     All Current
Property Type                    (more than) 95% SF and PUD
Documentation Type             (more than) 97% Full/Reduced
Loan Purpose                       (less than) 20% cash-out
State Concentration                   (less than or)=48% CA
Zip Code Concentration                   No Greater than 2%
Delivery Variance                             Plus/Minus 5%
PMI                           All Loans (more than) 80% LTV
Approximate Subordination                             2.00% +/-50 bps
Expected Rating Agencies      Moody's or S & P plus 1 other
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